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EXHIBIT 21-a


                             SUBSIDIARIES OF THE COMPANY

The following list of subsidiaries of the Company identifies the name of the subsidiary, the state or other jurisdiction of incorporation or organization and the name under which such subsidiaries do business:


                               ADC VIDEO SYSTEMS, INC.
                                A Delaware corporation
                                AVS, ADC Video Systems

                                 FIBERMUX CORPORATION
                               A California corporation
                                Fibermux, ADC Fibermux

                               KENTROX INDUSTRIES, INC.
                                A Delaware corporation
                                 Kentrox, ADC Kentrox

                                DA TEL FIBERNET, INC.
                                A Georgia corporation
                                      ADC Da Tel

                                    ADC MERSUM OY
                                       Finland

                              ADC Solitra Oy (80% owned)
                                       Finland
                                     ADC Solitra

                               ADC MOBILE SYSTEMS, INC.
                               A Minnesota corporation

                                   METRICA SYSTEMS
                                    United Kingdom

                        INFORMATION TRANSMISSION SYSTEMS CORP.
                              A Pennsylvania corporation
                                       ADC ITS

                               SKYLINE TECHNOLOGY, INC.
                               A California corporation

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                              TELESPHERE SOLUTIONS, INC.
                               A Minnesota corporation

                                    ADC EUROPE NV
                                       Belgium
                                   ADC, ADC Europe

                              ADC INTERNATIONAL LIMITED
                                       Jamaica

                             ADC de MEXICO, S.A. de C.V.
                                        Mexico

                               ADC TELECOM CANADA INC.
                                        Canada

               ADC TELECOMMUNICATIONS AUSTRALIA (HOLDINGS) PTY. LIMITED
                                      Australia

                    ADC Telecommunications Australia Pty. Limited
                                      Australia

                                  AOFR Pty. Limited
                                      Australia

                    ADC TELECOMMUNICATIONS SINGAPORE PTE. LIMITED
                                      Singapore

                            ADC TELECOMMUNICATIONS UK LTD
                                    United Kingdom
                             ADC, ADC Telecommunications

                        ADC TELECOMUNICACIONES VENEZUELA, S.A.
                                      Venezuela

            SHANGHAI ADC TELECOMMUNICATIONS EQUIPMENT CO. LTD. (50% owned)
                              People's Republic of China

              NANJING ADC BROADBAND COMMUNICATIONS CO. LTD. (60% owned)
                              People's Republic of China